UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2020

CIM Real Estate Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54939	27-3148022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016

(Address of Principal Executive Offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 21, 2020, CIM Real Estate Finance Trust, Inc. (the “Company” or “CMFT”) completed the mergers previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2020, with Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) and Cole Credit Property Trust V, Inc. (“CCPT V”), pursuant to (i) the Agreement and Plan of Merger, dated August 30, 2020 (as amended on November 3, 2020, the “CCIT III Merger Agreement”), by and among the Company, Thor III Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCIT III Merger Sub”), and CCIT III and (ii) the Agreement and Plan of Merger, dated August 30, 2020 (as amended on each of October 22, 2020, October 24, 2020 and October 29, 2020, the “CCPT V Merger Agreement” and together with the CCIT III Merger Agreement, the “Merger Agreements”), by and among the Company, Thor V Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCPT V Merger Sub”), and CCPT V.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

On December 21, 2020, the Company, through CIM Real Estate Finance Operating Partnership, LP, the Company’s operating partnership (“CMFT OP”), entered into a Modification Agreement and Limited Consent (the “Modification Agreement”) by and among CMFT OP, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lender parties thereto (the “Lenders”). The Modification Agreement modifies the Company’s second amended and restated credit agreement, as described in the Company’s Current Report on Form 8-K filed with the SEC on March 17, 2017 (the “Second Amended and Restated Credit Agreement”), to, among other things:

•	extend the maturity date under the Second Amended and Restated Credit Agreement to March 15, 2022;

•

set forth procedures by which the parties will select a replacement benchmark interest rate in the event that the London Interbank Offered Rate (“LIBOR”), the current benchmark interest rate on the Eurodollar Rate Loans (as defined in the Second Amended and Restated Credit Agreement) under the Second Amended and Restated Credit Agreement, is no longer available or appropriate as a reference rate upon which to determine the interest rate on the Eurodollar Rate Loans after December 31, 2021, the date on which contributing banks will no longer be required to submit rate information from which LIBOR is calculated;

•	specify that a default under the CCPT V Credit Facility (as defined below) beyond any applicable notice or grace period is an event of default;

•

provide that any Consolidated Group Investments (as defined in the Second Amended and Restated Credit Agreement) in excess of the limits in Section 7.02 of the Second Amended and Restated Credit Agreement shall no longer constitute an event of default but shall be excluded from the calculation of “Total Asset Value”; and

•	modify the minimum consolidated net worth covenant to $1.75 billion.

Pursuant to the Modification Agreement and subject to the satisfaction of certain conditions set forth therein, the Administrative Agent and the Lenders consented to the consummation of (i) the merger of CCIT III with and into CCIT III Merger Sub (the “CCIT III Merger”) and (ii) the merger of CCPT V with and into CCPT V Merger Sub (the “CCPT V Merger” and together with the CCIT III Merger, the “Mergers”).

The Modification Agreement contains customary representations, warranties and borrowing conditions. CMFT OP paid certain fees under the Modification Agreement. The Company had $960.0 million of debt outstanding under the Second Amended and Restated Credit Agreement as of December 21, 2020 at a weighted average interest rate of 3.48% and $280.0 million in unused capacity, subject to borrowing availability. The Company had available borrowings of $64.9 million as of December 21, 2020.

The foregoing description of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Modification Agreement, which will be filed as an exhibit to CMFT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Modification of Second Amended and Restated Credit Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Assumption of CCPT V Credit Agreement Resulting from the CCPT V Merger

On December 21, 2020, upon the consummation of the CCPT V Merger, a subsidiary of the Company assumed CCPT V’s obligations as guarantor under a guaranty provided by CCPT V pursuant to the credit agreement by and among Cole Operating Partnership V, LP, the operating partnership of CCPT V (“CCPT V OP”), JPMorgan Chase Bank, N.A., as administrative agent, and the lender parties thereto, as described in CCPT V’s Current Report on Form 8-K filed with the SEC on March 30, 2018 (the “CCPT V Credit Agreement”), and as modified by a modification agreement dated as of May 31, 2018 and the CCPT V Second Modification Agreement (as defined below). The CCPT V Credit Agreement allows for borrowings of up to $350.0 million (the “CCPT V Credit Facility”). The CCPT V Credit Facility includes up to $220.0 million in term loans and up to $130.0 million in revolving loans.

Depending upon the type of loan specified and overall leverage ratio, the CCPT V Credit Facility bears interest at (i) the one-month, two-month, three-month or six-month LIBOR multiplied by the statutory reserve rate (the “Adjusted LIBO Rate”) for the interest period plus an applicable rate ranging from 1.30% to 1.70%; or (ii) a base rate ranging from 0.30% to 0.70%, plus the greater of: (a) JPMorgan Chase Bank, N.A.’s Prime Rate (as defined in the CCPT V Credit Agreement); (b) the NYFRB Rate (as defined in the CCPT V Credit Agreement) plus 0.50%; or (c) the Adjusted LIBO Rate for a period of one month plus 1.0%. CCPT V had $262.0 million of debt outstanding under the CCPT V Credit Facility as of December 21, 2020 at a weighted average interest rate of 3.82% and $88.0 million in unused capacity, subject to borrowing availability. CCPT V had available borrowings of $12.4 million as of December 21, 2020.

The CCPT V Credit Agreement contains provisions with respect to covenants, events of default and remedies customary for facilities of this nature. In particular, the CCPT V Credit Agreement requires CCPT V Merger Sub (as successor by merger to CCPT V) to maintain a minimum consolidated net worth of not less than $225.0 million plus 75% of the equity interests issued by CCPT V Merger Sub, a net leverage ratio less than or equal to 60%, a fixed charge coverage ratio greater than 1.50, an unsecured debt to unencumbered asset value ratio equal to or less than 60% (or 65% for up to two consecutive fiscal quarters immediately following a material acquisition), an unsecured debt service coverage ratio greater than 1.75, a secured debt ratio equal to or less than 40%, recourse debt not greater than 15% of total asset value, a portfolio debt yield of not less than 10.24% and a minimum unencumbered asset value of not less than $250 million.

Following the consummation of the CCPT V Merger, on December 21, 2020, the Company, through CCPT V OP, entered into a Second Modification Agreement and Limited Consent (the “CCPT V Second Modification Agreement”) by and among CCPT V OP, JPMorgan Chase Bank, N.A., as administrative agent (the “CCPT V Administrative Agent”), and the lender parties thereto (the “CCPT V Lenders”). The CCPT V Second Modification Agreement modifies the CCPT V Credit Agreement to, among other things:

•

subject to the satisfaction of certain conditions set forth in the CCPT V Second Modification Agreement, obtain the consent of the CCPT V Administrative Agent and the CCPT V Lenders to the CCPT V Merger;

•	account for the consummation and effectiveness of the CCPT V Merger;

•	modify the maturity date under the CCPT V Credit Agreement to March 15, 2022;

•	specify that a default under the Second Amended and Restated Credit Agreement beyond any applicable notice or grace period is an event of default; and

•

set forth procedures by which the parties will select a replacement benchmark interest rate in the event that LIBOR, the current benchmark interest rate on the LIBOR Loans (as defined in the CCPT V Credit Agreement) under the CCPT V Credit Agreement, is no longer available or appropriate as a reference rate upon which to determine the interest rate on the LIBOR Loans after December 31, 2021, the date on which contributing banks will no longer be required to submit rate information from which LIBOR is calculated.

The CCPT V Second Modification Agreement contains customary representations, warranties and borrowing conditions. CCPT V OP paid certain fees under the CCPT V Second Modification Agreement.

The foregoing description of the CCPT V Second Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the CCPT V Second Modification Agreement, which will be filed as an exhibit to CMFT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 in its entirety.

In connection with the CCIT III Merger, effective at the effective time of the CCIT III Merger, the size of the board of directors (the “Board”) of the Company was increased by one director and Stephen O. Evans was elected to serve as a director of the Company until the 2021 annual meeting of stockholders of the Company and until his successor is duly elected and qualifies.

In connection with the CCPT V Merger, effective at the effective time of the CCPT V Merger, the size of the Board was increased by three directors and each of Calvin E. Hollis, Marcus E. Bromley and Robert A. Gary, IV was elected to serve as a director of the Company until the 2021 annual meeting of stockholders of the Company and until his successor is duly elected and qualifies.

Other than as provided in the Merger Agreements, there are no arrangements or understandings between Messrs. Evans, Hollis, Bromley and Gary and any person pursuant to which he was elected to serve as a director of the Company. There are no family relationships between any of Messrs. Evans, Hollis, Bromley or Gary and any director or executive officer of the Company, and none of them has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensatory arrangements for Messrs. Evans, Hollis, Bromley and Gary will be consistent with the Company’s previously disclosed standard arrangements for non-employee directors. Such arrangements are described in the proxy statements/prospectuses that the Company filed with the SEC pertaining to each of the CCIT III Merger and the CCPT V Merger. Each of Messrs. Evans, Hollis, Bromley and Gary will also enter into the Company’s standard indemnification agreement for directors.

Item 8.01	Other Events.

Completion of CCIT III Merger

On December 21, 2020, subject to the terms and conditions of the CCIT III Merger Agreement, CCIT III merged with and into CCIT III Merger Sub, with CCIT III Merger Sub surviving the CCIT III Merger as a wholly owned subsidiary of the Company. In accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”), the separate existence of CCIT III ceased.

At the effective time of the CCIT III Merger, each issued and outstanding share of CCIT III’s Class A common stock, $0.01 par value per share (the “CCIT III Class A Common Stock”), and Class T common stock, $0.01 par value per share (the “CCIT III Class T Common Stock” and, together with the CCIT III Class A Common Stock, the “CCIT III Common Stock”), was converted into the right to receive 1.098 shares of CMFT’s common stock, $0.01 par value per share (the “CMFT Common Stock”), subject to the treatment of fractional shares in accordance with the CCIT III Merger Agreement (the “CCIT III Merger Consideration”). At the effective time of the CCIT III Merger, each issued and outstanding share of CCIT III Class A Common Stock granted under CCIT III’s 2018 Equity Incentive Plan, whether vested or unvested, was cancelled in exchange for an amount equal to the CCIT III Merger Consideration.

The foregoing description of the CCIT III Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CCIT III Merger Agreement. A copy of the CCIT III Merger Agreement and the amendment thereto are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Completion of CCPT V Merger

On December 21, 2020, subject to the terms and conditions of the CCPT V Merger Agreement, CCPT V merged with and into CCPT V Merger Sub, with CCPT V Merger Sub surviving the CCPT V Merger as a wholly owned subsidiary of the Company. In accordance with the applicable provisions of the MGCL, the separate existence of CCPT V ceased.

At the effective time of the CCPT V Merger, each issued and outstanding share of CCPT V’s Class A common stock, $0.01 par value per share (the “CCPT V Class A Common Stock”), and Class T common stock, $0.01 par value per share (the “CCPT V Class T Common Stock” and, together with the CCPT V Class A Common Stock, the “CCPT V Common Stock”), was converted into the right to receive 2.892 shares of CMFT Common Stock, subject to the treatment of fractional shares in accordance with the CCPT V Merger Agreement (the “CCPT V Merger Consideration”). At the effective time of the CCPT V Merger, each issued and outstanding share of CCPT V Class A Common Stock granted under CCPT V’s 2018 Equity Incentive Plan, whether vested or unvested, was cancelled in exchange for an amount equal to the CCPT V Merger Consideration.

The foregoing description of the CCPT V Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CCPT V Merger Agreement. A copy of the CCPT V Merger Agreement and the amendments thereto are filed as Exhibit 2.3, Exhibit 2.4, Exhibit 2.5 and Exhibit 2.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Combined Company

The combined company after the Mergers (the “Combined Company”) retains the name “CIM Real Estate Finance Trust, Inc.” Each Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

On December 22, 2020, the Company issued a press release in connection with the closing of the Mergers, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Distribution

On December 20, 2020, the Board authorized a distribution for the month of December 2020 of $0.0303 per share of CMFT Common Stock. On August 30, 2020, the Board approved the suspension of the Company’s distribution reinvestment plan, and therefore, distributions for the month of December 2020 will be paid in cash to all stockholders. The distribution is payable to stockholders of record as of the close of business on December 30, 2020 and will be paid in cash in January 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor III Merger Sub, LLC and Cole Office & Industrial REIT (CCIT III), Inc. (incorporated by reference to Exhibit 2.2 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on August 31, 2020).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor III Merger Sub, LLC and Cole Office & Industrial REIT (CCIT III), Inc. (incorporated by reference to Exhibit 2.1 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on November 4, 2020).

2.3	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc. (incorporated by reference to Exhibit 2.3 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on August 31, 2020).

2.4	Amendment to Agreement and Plan of Merger, dated as of October 22, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc. (incorporated by reference to Exhibit 2.1 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on October 28, 2020).

2.5	Amendment to Agreement and Plan of Merger, dated as of October 24, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc. (incorporated by reference to Exhibit 2.2 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on October 28, 2020).

2.6	Amendment No. 3 to Agreement and Plan of Merger, dated as of October 29, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc. (incorporated by reference to Exhibit 2.1 to CIM Real Estate Finance Trust, Inc.’s Current Report on Form 8-K filed with the SEC on November 2, 2020).

99.1	Press Release, dated December 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIM REAL ESTATE FINANCE TRUST, INC.

Date: December 22, 2020	By:	/S/ Nathan D. DeBacker
Nathan D. DeBacker
Vice President, Chief Financial Officer and Treasurer